Exhibit 10.34

AMENDMENT NO. 4

Dated as of April 19, 2004

to

RECEIVABLES PURCHASE AND SERVICING AGREEMENT

Dated as of January 8, 2002

      THIS AMENDMENT No. 4 to RECEIVABLES PURCHASE AND SERVICING AGREEMENT (this “Amendment”) is entered into as of April 19, 2004 by and among EAGLEPICHER INCORPORATED (formerly known as Eagle-Picher Industries, Inc.) (the “Servicer”), EAGLEPICHER FUNDING CORPORATION (formerly known as Eagle-Picher Funding Corporation) (“EPFC”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its separate capacities as a committed purchaser (the “Committed Purchaser”) and as administrative agent (in such capacity, the “Administrative Agent”) under the “Receivables Purchase and Servicing Agreement” referred to below. All capitalized terms used in this Amendment and not otherwise defined herein will have the respective meanings set forth in the “Receivables Purchase and Servicing Agreement”.

RECITALS:

      WHEREAS, EPFC, the Servicer, the Committed Purchaser and the Administrative Agent are parties to a Receivables Purchase and Servicing Agreement dated as of January 8, 2002 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Receivables Purchase and Servicing Agreement”);

      WHEREAS, the Servicer, EPFC, the Committed Purchaser and the Administrative Agent have agreed to amend the Receivables Purchase and Servicing Agreement, on the conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Servicer, EPFC, the Committed Purchaser and the Administrative Agent hereby agree as follows.

      1. Amendments to Receivables Purchase and Servicing Agreement. Effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 below, Annex G to Receivables Purchase and Servicing Agreement is hereby amended to amend and restate Section (c) of such Annex G in its entirety as follows:

     “(c)       Fixed Charge Coverage Ratio. The ratio of (a) Consolidated EBITDA minus Capital Expenditures to (b) Consolidated Fixed Charges for any period of four consecutive fiscal quarters ending on any fiscal quarter end shall not be less than the ratio of (i) 1.15 to 1.00 as of the final day of any fiscal quarter ending on May 31, 2004 or August 31, 2004 or (ii) 1.25 to 1.00 as of the final day of any fiscal quarter ending after August 31, 2004.”

      2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon the Administrative Agent’s receipt of counterparts of this Amendment duly executed the Servicer, EPFC, the Committed Purchaser and the Administrative Agent.

      3. Representations and Warranties.

      3.1       Upon the effectiveness of this Amendment, each of the Servicer and EPFC (a) hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase and Servicing Agreement and each other Related Document to the extent the same expressly relates solely to an earlier date, (b) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Effective Date and (c) represents and warrants that, as of the Effective Date and after giving effect hereto, no Termination Event, Incipient Termination Event, Event of Servicer Termination or Incipient Servicer Termination Event has occurred and is continuing.

      3.2       Each of the Servicer and EPFC hereby represents and warrants that this Amendment and the Receivables Purchase and Servicing Agreement, as amended hereby, constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their respective terms.

      4. Reference to and Effect on Related Documents.

      4.1       Upon and after the Effective Date, each reference to the Receivables Purchase and Servicing Agreement in any of the Related Documents shall mean and be a reference to the Receivables Purchase and Servicing Agreement as amended hereby.

      4.2       Except as specifically set forth above, the Receivables Purchase and Servicing Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

      4.3       The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of EPFC, the Committed Purchaser or the Administrative Agent, nor constitute a waiver of any provision of any of the Related Documents, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

      5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      7. Entire Agreement. This Amendment, taken together with the Receivables Purchase and Servicing Agreement and all of the other Related Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

      8. Governing Law. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

      9. No Course of Dealing. The Committed Purchaser and the Administrative Agent have entered into this Amendment on the express understanding with EPFC and the Servicer that in entering into this Amendment the Committed Purchaser and the Administrative Agent are not establishing any course of dealing with EPFC or the Servicer. The rights of the Committed Purchaser and the Administrative Agent to require strict performance with all the terms and conditions of the Receivables Purchase and Servicing Agreement as amended by this Amendment and the other Related Documents shall not in any way be impaired by the execution of this Amendment. Neither the Committed Purchaser nor the Administrative Agent shall be obligated in any manner to execute any further amendments or waivers, and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Committed Purchaser and the Administrative Agent may require the payment of fees in connection therewith.

      10. Waiver of Claims. In consideration for the execution by the Committed Purchaser and the Administrative Agent of this Amendment, the Seller and the Servicer hereby waives each and every claim, defense, demand, action and suit of any kind or nature whatsoever against each of the Committed Purchaser, the Administrative Agent, the Operating Agent and each other Affected Party arising on or prior to the date hereof in connection with the Receivables Purchase and Servicing Agreement, any of the Related Documents and the transactions contemplated thereby.

      11. Expenses. In consideration for the execution by the Committed Purchaser, the Administrative Agent and the Collateral Agent of this Amendment, each of EPFC and the Servicer jointly and severally agrees to promptly reimburse each of the Committed Purchaser, the Administrative Agent and the Collateral Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees and expenses, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Waiver.

      12. Successors and Assigns. This Amendment shall be binding upon each of the Servicer, EPFC, the Committed Purchaser, the Administrative Agent and the Collateral Agent and their respective successors and assigns and shall inure to the benefit of each such Person.

      13. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supercedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters contained in this

Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements among the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

EAGLEPICHER INCORPORATED, as the Servicer
By:	/s/
Name:
Title:

EAGLE-PICHER FUNDING CORPORATION, as the Seller
By:	/s/
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Committed Purchaser
By:	/s/
Name:
	Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and as Collateral Agent
By:	/s/
Name:
	Title:	Duly Authorized Signatory